UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2013

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35235	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27727 Avenue Scott

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 22, 2013, Wesco Aircraft Holdings, Inc. (the “Company”) announced the pricing of the previously announced public offering of 15,000,000 shares of the Company’s common stock by affiliates of The Carlyle Group (“Carlyle”), at a price to the public of $16.00 per share. Upon completion of the offering, Carlyle will beneficially own approximately 41.0% of the outstanding common stock of the Company. In addition, the underwriters have an option to purchase up to 2,250,000 additional shares from Carlyle. The offering is expected to close and settle on May 29, 2013. Carlyle and the directors and officers of the Company have entered into lock-up agreements placing certain restrictions on their sale or transfer of shares of the Company’s common stock for a period of 75 days or, in certain cases, 60 days from the date of the offering. The Company is not selling any shares of common stock in the offering and will not receive any of the proceeds from the offering of shares by Carlyle.

The Company’s press release issued in connection with the offering is furnished as Exhibit 99.1 to this report.

The information in this item (including exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report contains forward-looking statements with respect to the Company’s expectations or beliefs concerning future events. In some cases, you can identify forward-looking statements by terminology such as “guidance,” “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although the Company believes that such forward-looking statements are reasonable, it cannot assure you that any forward-looking statements will prove to be correct. Such forward-looking statements involve risks, uncertainties, estimates and assumptions that may cause the Company’s actual results, performance or achievements to be materially different than those set forth in this news release. In particular, there can be no assurances that the offering by Carlyle will be consummated. Additional information relating to factors that may cause actual results to differ from the Company’s forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012, as supplemented by the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2012 and March 31, 2013. The Company undertakes no obligation to update or revise forward-looking statements after the day of the release as a result of new information, future events or developments except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

99.1	Press Release, issued by the Company on May 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2013	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Gregory A. Hann
Gregory A. Hann Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, issued by the Company on May 22, 2013